Exhibit 21.1

Subsidiaries

U.S. Subsidiaries	State of Incorporation
Abel Center for Rehabilitation Therapies, Inc.	Oregon

Affiliated Physical Therapists, Ltd.	Arizona

Allegany Hearing and Speech, Inc.	Maryland

American Transitional Hospitals, Inc.	Delaware

Athens Sport Medicine Clinic, Inc.	Georgia

Ather Sports Injury Clinic, Inc.	California

Atlantic Health Group, Inc.	Delaware

Atlantic Rehabilitation Services, Inc.	New Jersey

Boca Rehab Agency, Inc.	Delaware

Buendel Physical Therapy, Inc.	Florida

C.E.R. — West, Inc.	Michigan

CCISUB, Inc.	North Carolina

CMC Center Corporation	California

Cenla Physical Therapy & Rehabilitation Agency, Inc.	Louisiana

Center for Evaluation & Rehabilitation, Inc.	Michigan

Center for Physical Therapy and Sports Rehabilitation, Inc.	New Mexico

CenterTherapy, Inc.	Minnesota

Champion Physical Therapy, Inc.	Pennsylvania

C.O.A.S.T. Institute Physical Therapy, Inc.	California

Connecticut NovaCare Ventures, Inc.	Connecticut

Coplin Physical Therapy Associates, Inc.	Minnesota

Crowley Physical Therapy Clinic, Inc.	Louisiana

Douglas Avery & Associates, Ltd.	Virginia

Elk County Physical Therapy, Inc.	Pennsylvania

Fine, Bryant & Wah, Inc.	Maryland

Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.	Pennsylvania

Gallery Physical Therapy Center, Inc.	Minnesota

Georgia NovaCare Ventures, Inc.	Georgia

Georgia Physical Therapy of West Georgia, Inc.	Georgia

Georgia Physical Therapy, Inc.	Georgia

Greater Sacramento Physical Therapy Associates, Inc.	California

Grove City Physical Therapy and Sports Medicine, Inc.	Pennsylvania

Gulf Breeze Physical Therapy, Inc.	Florida

Gulf Coast Hand Specialists, Inc.	Florida

Hand Therapy and Rehabilitation Associates, Inc.	California

Hand Therapy Associates, Inc.	Arizona

Hangtown Physical Therapy, Inc.	California

U.S. Subsidiaries	State of Incorporation
Hawley Physical Therapy, Inc.	California

Hudson Physical Therapy Services, Inc.	New Jersey

Human Performance and Fitness, Inc.	California

Indianapolis Physical Therapy and Sports Medicine, Inc.	Indiana

Intensiva Healthcare Corporation	Delaware

Intensiva Hospital of Greater St. Louis, Inc.	Missouri

Joyner Sports Science Institute, Inc.	Pennsylvania

Joyner Sportsmedicine Institute, Inc.	Pennsylvania

Kentucky Rehabilitation Services, Inc.	Kentucky

Lynn M. Carlson, Inc.	Arizona

Mark Butler Physical Therapy Center, Inc.	New Jersey

Metro Rehabilitation Services, Inc.	Michigan

Metro Therapy, Inc.	New York

Michigan Therapy Centre, Inc.	Michigan

MidAtlantic Health Group, Inc.	Delaware

Monmouth Rehabilitation, Inc.	New Jersey

New England Health Group, Inc.	Massachusetts

New Mexico Physical Therapists, Inc.	New Mexico

Northside Physical Therapy, Inc.	Ohio

NovaCare Occupational Health Services, Inc.	Delaware

NovaCare Outpatient Rehabilitation East, Inc.	Delaware

NovaCare Outpatient Rehabilitation of California	California

NovaCare Outpatient Rehabilitation, Inc.	Kansas

NovaCare Outpatient Rehabilitation West, Inc.	Delaware

NovaCare Rehabilitation, Inc.	Minnesota

Ortho Rehab Associates, Inc.	Florida

P.T. Services Company	Ohio

P.T. Services, Inc.	Ohio

P.T. Services Rehabilitation, Inc.	Ohio

Peter Trailov R.P.T. Physical Therapy Clinic, Orthopedic Rehabilitation & Sports Medicine, Ltd.	Illinois

Physical Rehabilitation Partners, Inc.	Louisiana

Physical Therapy Enterprises, Inc.	Arizona

Physical Therapy Institute, Inc.	Louisiana

Physical Therapy Services of the Jersey Cape, Inc.	New Jersey

Physio-Associates, Inc.	Pennsylvania

Pro Active Therapy of Ahoskie, Inc.	North Carolina

Pro Active Therapy of Gaffney, Inc.	South Carolina

U.S. Subsidiaries	State of Incorporation
Pro Active Therapy of Greenville, Inc.	North Carolina

Pro Active Therapy of North Carolina, Inc.	North Carolina

Pro Active Therapy of Rocky Mount, Inc.	North Carolina

Pro Active Therapy of South Carolina, Inc.	South Carolina

Pro Active Therapy of Virginia, Inc.	Virginia

Pro Active Therapy, Inc.	North Carolina

Professional Therapeutic Services, Inc.	Ohio

Quad City Management, Inc.	Iowa

RCI (Colorado), Inc.	Delaware

RCI (Exertec), Inc.	Delaware

RCI (Michigan), Inc.	Delaware

RCI (S.P.O.R.T.), Inc.	Delaware

RCI (WRS), Inc.	Delaware

RCI Nevada, Inc.	Delaware

Rebound Oklahoma, Inc.	Oklahoma

Redwood Pacific Therapies, Inc.	California

Rehab Advantage, Inc.	Delaware

Rehab Managed Care of Arizona, Inc.	Delaware

Rehab Provider Network — California, Inc.	California

Rehab Provider Network — East I, Inc.	Delaware

Rehab Provider Network — East II, Inc.	Maryland

Rehab Provider Network — Georgia, Inc.	Georgia

Rehab Provider Network — Indiana, Inc.	Indiana

Rehab Provider Network — Michigan, Inc.	Michigan

Rehab Provider Network — New Jersey, Inc.	New Jersey

Rehab Provider Network — Ohio, Inc.	Ohio

Rehab Provider Network — Oklahoma, Inc.	Oklahoma

Rehab Provider Network — Pennsylvania, Inc.	Pennsylvania

Rehab Provider Network — Virginia, Inc.	Virginia

Rehab Provider Network — Washington, D.C., Inc.	District of Columbia

Rehab Provider Network of Colorado, Inc.	Colorado

Rehab Provider Network of Florida, Inc.	Florida

Rehab Provider Network of Nevada, Inc.	Nevada

Rehab Provider Network of New Mexico, Inc.	New Mexico

Rehab Provider Network of North Carolina, Inc.	North Carolina

Rehab Provider Network of Texas, Inc.	Texas

Rehab Provider Network of Wisconsin, Inc.	Wisconsin

Rehab World, Inc.	Delaware

Rehab/Work Hardening Management Associates, Ltd.	Pennsylvania

RehabClinics (GALAXY), Inc.	Illinois

RehabClinics (New Jersey), Inc.	Delaware

RehabClinics (PTA), Inc.	Delaware

RehabClinics (SPT), Inc.	Delaware

U.S. Subsidiaries	State of Incorporation
RehabClinics Abilene, Inc.	Delaware

RehabClinics Dallas, Inc.	Delaware

RehabClinics Pennsylvania, Inc.	Pennsylvania

RehabClinics, Inc.	Delaware

S.T.A.R.T., Inc.	Massachusetts

Select Air Corporation	Delaware

Select Employment Services, Inc.	Delaware

Select Hospital Investors, Inc.	Delaware

SelectMark, Inc.	Delaware

Select Medical of Kentucky, Inc.	Delaware

Select Medical of Maryland, Inc.	Delaware

Select Medical of New Jersey, Inc.	Delaware

Select Medical of New York, Inc.	Delaware

Select Medical of Ohio, Inc.	Delaware

Select Medical of Pennsylvania, Inc.	Delaware

Select Rehabilitation Management Services, Inc.	Delaware

Select Specialty Hospital — Akron, Inc.	Missouri

Select Specialty Hospital — Akron II, Inc.	Delaware

Select Specialty Hospital — Ann Arbor, Inc.	Missouri

Select Specialty Hospital — Battle Creek, Inc.	Missouri

Select Specialty Hospital — Beech Grove, Inc.	Missouri

Select Specialty Hospital — Biloxi, Inc.	Mississippi

Select Specialty Hospital — Bloomington, Inc.	Delaware

Select Specialty Hospital — Central Detroit, Inc.	Delaware

Select Specialty Hospital — Charleston, Inc.	Delaware

Select Specialty Hospital — Cincinnati, Inc.	Missouri

Select Specialty Hospital — Columbus, Inc.	Delaware

Select Specialty Hospital — Columbus/University, Inc.	Missouri

Select Specialty Hospital — Dallas, Inc.	Delaware

Select Specialty Hospital — Denver, Inc.	Delaware

Select Specialty Hospital — Durham, Inc.	Delaware

Select Specialty Hospital — Erie, Inc.	Delaware

Select Specialty Hospital — Evansville, Inc.	Missouri

Select Specialty Hospital — Flint, Inc.	Missouri

Select Specialty Hospital — Fort Smith, Inc.	Missouri

Select Specialty Hospital — Fort Wayne, Inc.	Missouri

Select Specialty Hospital — Greensburg, Inc.	Delaware

Select Specialty Hospital — Houston, Inc.	Delaware

Select Specialty Hospital — Indianapolis, Inc.	Delaware

Select Specialty Hospital — Jackson, Inc.	Delaware

Select Specialty Hospital — Johnstown, Inc.	Missouri

Select Specialty Hospital — Kansas City, Inc.	Missouri

Select Specialty Hospital — Knoxville, Inc.	Delaware

Select Specialty Hospital — Little Rock, Inc.	Delaware

Select Specialty Hospital — Louisville, Inc.	Delaware

U.S. Subsidiaries	State of Incorporation
Select Specialty Hospital — Macomb County, Inc.	Missouri

Select Specialty Hospital — Memphis, Inc.	Delaware

Select Specialty Hospital — Mesa, Inc.	Delaware

Select Specialty Hospital — Milwaukee, Inc.	Delaware

Select Specialty Hospital — Morgantown, Inc.	Delaware

Select Specialty Hospital — Nashville, Inc.	Delaware

Select Specialty Hospital — New Orleans, Inc.	Delaware

Select Specialty Hospital — North Knoxville, Inc.	Missouri

Select Specialty Hospital — Northwest Detroit, Inc.	Delaware

Select Specialty Hospital — Northwest Indiana, Inc.	Missouri

Select Specialty Hospital — Oklahoma City/East Campus, Inc.	Missouri

Select Specialty Hospital — Oklahoma City, Inc.	Delaware

Select Specialty Hospital — Omaha, Inc.	Missouri

Select Specialty Hospital — Philadelphia/AEMC, Inc.	Missouri

Select Specialty Hospital — Phoenix, Inc.	Delaware

Select Specialty Hospital — Pittsburgh, Inc.	Missouri

Select Specialty Hospital — Pontiac, Inc.	Missouri

Select Specialty Hospital — Reno, Inc.	Missouri

Select Specialty Hospital — Saginaw, Inc.	Delaware

Select Specialty Hospital — San Antonio, Inc.	Delaware

Select Specialty Hospital — Sarasota, Inc.	Delaware

Select Specialty Hospital — Sioux Falls, Inc.	Missouri

Select Specialty Hospital — South Dallas, Inc.	Delaware

Select Specialty Hospital — Topeka, Inc.	Missouri

Select Specialty Hospital — TriCities, Inc.	Delaware

Select Specialty Hospital — Tulsa, Inc.	Delaware

Select Specialty Hospital — West Columbus, Inc.	Delaware

Select Specialty Hospital — Western Michigan, Inc.	Missouri

Select Specialty Hospital — Wichita, Inc.	Missouri

Select Specialty Hospital — Wilmington, Inc.	Missouri

Select Specialty Hospital — Wyandotte, Inc.	Delaware

Select Specialty Hospital — Youngstown, Inc.	Missouri

Select Specialty Hospitals, Inc.	Delaware

Select Synergos, Inc.	Delaware

Select Unit Management, Inc.	Delaware

SLMC Finance Corporation	Delaware

SMC of Florida, Inc.	Delaware

South Jersey Physical Therapy Associates, Inc.	New Jersey

South Jersey Rehabilitation and Sports Medicine Center, Inc.	New Jersey

South Philadelphia Occupational Health, Inc.	Pennsylvania

Southpointe Fitness Center, Inc.	Pennsylvania

Southwest Emergency Associates, Inc.	Arizona

Southwest Physical Therapy, Inc.	New Mexico

Southwest Therapists, Inc.	New Mexico

Sports & Orthopedic Rehabilitation Services, Inc.	Florida

Sports Therapy and Arthritis Rehabilitation, Inc.	Delaware

U.S. Subsidiaries	State of Incorporation
Star Physical Therapy, Inc.	Florida

Stephenson-Holtz, Inc.	California

The Center for Physical Therapy and Rehabilitation, Inc.	New Mexico

The Orthopedic Sports and Industrial Rehabilitation Network, Inc.	Pennsylvania

Treister, Inc.	Ohio

Valley Group Physical Therapists, Inc.	Pennsylvania

Vanguard Rehabilitation, Inc.	Arizona

Victoria Healthcare, Inc.	Florida

Wayzata Physical Therapy Center, Inc.	Minnesota

West Penn Rehabilitation Services, Inc.	Pennsylvania

West Side Physical Therapy, Inc.	Ohio

West Suburban Health Partners, Inc.	Minnesota

Yuma Rehabilitation Center, Inc.	Arizona

Canadian Subsidiaries	Province of Incorporation
Canadian Back Institute Limited	Ontario

1263568 Ontario Limited	Ontario

Dynamic Rehabilitation, Inc.	Ontario

Eastern Rehabilitation, Inc.	Ontario

Rehab Health, Inc.	Ontario

S.T.A.R. Rehab, Inc.	Saskatchewan

S.T.A.R. Rehab (North Battleford), Inc.	Saskatchewan

U.S. Partnerships and Limited Liability Companies	State of Formation
Avalon Rehabilitation & Healthcare, LLC	Delaware

G.P. Therapy L.L.C.	Georgia

Kentucky Orthopedic Rehabilitation, LLC	Delaware

Medical Information Management Systems, LLC	Delaware

Millennium Rehab Services, L.L.C.	Delaware

NovaCare Health Group, LLC	Delaware

NW Rehabilitation Associates, L.P.	Delaware

Rehab Advantage Therapy Services, LLC	Delaware

Select Management Services, LLC	Delaware

Select — Houston Partners, L.P.	Delaware

Select Software Ventures, LLC	Delaware

Select Specialty Hospital — Camp Hill, L.P.	Delaware

TJ Corporation I, L.L.C.	Delaware

TJ Partnership I	Florida

Canadian Limited Partnerships	Province of Declaration of Partnership
CBI Barrie Limited Partnership	Ontario

CBI Burnaby Limited Partnership	Ontario

CBI Cambridge Limited Partnership	Ontario

CBI Edmonton Limited Partnership	Ontario

CBI Gatineau Limited Partnership	Ontario

CBI Kitchener Limited Partnership	Ontario

CBI Lethbridge Limited Partnership	Ontario

CBI London East Limited Partnership	Ontario

CBI London Limited Partnership	Ontario

CBI Mississauga Limited Partnership	Ontario

CBI Montreal Limited Partnership	Ontario

CBI Niagara Limited Partnership	Ontario

CBI Ottawa Limited Partnership	Ontario

CBI Ottawa West Limited Partnership	Ontario

CBI Port Coquitlam Limited Partnership	Ontario

CBI Regina Limited Partnership	Ontario

CBI Richmond Limited Partnership	Ontario

CBI Sarnia Limited Partnership	Ontario

CBI St. Clair West Limited Partnership	Ontario

CBI Sudbury Limited Partnership	Ontario

Surrey Limited Partnership	Ontario

CBI Windsor Limited Partnership	Ontario